                                                                    EXHIBIT 99.1

                                                                  CONFORMED COPY

                               DATED 12 March 1998




                                 AURA BOOKS PLC


                                      -AND-


                                WINDGUARD LIMITED


                                      -AND-


                        ADVANCED MARKETING SERVICES INC.







                           BUSINESS TRANSFER AGREEMENT














                                 Kimbell & Co.,
                               352 Silbury Court,
                               Silbury Boulevard,
                             Milton Keynes, MK9 2HJ.
                               TEL: (01908) 668555
                               FAX: (01908) 674344



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THIS AGREEMENT is made on 12 March 1998

B E T W E E N :

(1) AURA BOOKS PLC, a company incorporated under the laws of England and Wales, whose registered office is at 14/15 Fairway Drive, Greenford, Middlesex UB6 9PW (the "VENDOR"); and

(2) WINDGUARD LIMITED, a company incorporated under the laws of England and Wales, whose registered office is at 9 Grays Inn Square, London WC1R 5JF (the "PURCHASER"); and

(3) ADVANCED MARKETING SERVICES INC, a company incorporated under the laws of the State of Delaware, whose principal place of business is at Oberlin Drive, Suite 400, San Diego, CA 92121-9653 ("ADVANCED INC.")

1.            INTERPRETATION

1.1 The schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the schedules.

1.2  Certain words and expressions used in this Agreement are defined in
     Schedule 1.

1.3 Unless the context otherwise requires, in this Agreement references to any statute or statutory provision shall include any statute or statutory provision which amends or replaces, or has amended or replaced, it and vice versa and shall include any subordinate legislation made under the relevant statute.

1.4 References to a document in the agreed form means, in relation to any document, such document in the terms agreed between the relevant parties and initialled


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     for the purposes of identification by them.

1.5 Headings are for convenience and shall not affect the construction of this Agreement.

2.            TRANSFER

2.1 The Vendor shall sell and transfer and the Purchaser shall purchase with effect from the Completion Date the Business as a going concern together with the following assets:-

              2.2.1   the Fixtures and Fittings;

              2.2.2   the Stock;

              2.2.3   the benefit (subject to the burden) of the Business
                      Contracts;

              2.2.4   the Goodwill;

              2.2.5   the Trade Mark;

              2.2.6   the Leases;

              but excluding:-

              2.2.5   the Book Debts;

              2.2.6   the Creditors; and

              2.2.7 all of the Vendor's cash or cash equivalents in hand or at the bank or any other financial institution.


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2.3  Subject to the provisions of Clause 9, Vendor's title in each of the Assets will pass to the Purchaser on Completion.

2.4 The purchase price (other than for the Stock) shall be (pound)275,719 which shall be apportioned between the Assets as follows:-

              2.4.1 for the Fixtures and Fittings passing by delivery -(pound) 89,675

              2.4.2 for the Fixtures and Fittings not passing by delivery - (pound)186,040

              2.4.3   for the benefit (subject to the burden) of the Business
                      Contracts                                         (pound)1

              2.4.4   for the Goodwill                                  (pound)1

              2.4.5   for the Trademark                                 (pound)1

              2.4.6   for the Leases                                    (pound)1

2.5 The purchase price for the Stock shall be determined by reference to its cost price.

2.6 Nothing in this Agreement shall pass to the Purchaser any asset or liability or other right or obligation of the Vendor other than as expressly set out in this Agreement.

3.            VAT

3.1 The Purchaser shall use the Assets in carrying on the same kind of business as the Business and the sale and purchase agreed pursuant to this Agreement shall accordingly be neither a supply of goods nor a supply of services for the purposes of Value Added Tax ("VAT").

3.2 The Vendor and the Purchaser shall use all reasonable endeavours to procure that

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     the Business is transferred to the Purchaser as a going concern as at and with effect from Completion. The provisions of section 33 of the VAT Act shall apply to such transfer.

3.3 The Vendor undertakes to provide all reasonable assistance and information to the Purchaser at no additional cost to the Vendor and to execute all such documents as the Purchaser may reasonably request to assist the Purchaser in satisfying HM Customs and Excise that the sale and purchase of the Assets pursuant to this Agreement is not subject to VAT.

3.4 If HM Customs and Excise assess, or indicate that they intend to assess the Vendor to VAT then the Vendor will notify the Purchaser in writing as soon as practicable thereafter and the Purchaser shall pay the amount of VAT due within fifteen (15) Working Days against receipt of an appropriate valid VAT invoice.

4.            COMPLETION

4.1 Completion and transfer of the Business and the Assets (other than the assignment of the Leases) shall take place immediately following signature of this Agreement and the Purchaser shall pay by telegraphic transfer the Purchase Price other than the price payable for the stock to which clause
     5.15 and 5.16 shall apply.

4.2 Within one month of Completion, Vendor shall deliver to the Purchaser completed forms P45 in respect of the Assumed Employees.

5.            STOCK

5.1 The Vendor and the Purchaser shall procure that a joint physical stock-take of the Stock held at the Retail Premises and at the Vendor's concessions at Atkinsons at Sheffield and Robbs & Tunedale at Hexham (the "Retail Premises Stock") is carried out as at the Completion Date by the Vendor's employees or agents in the presence of representatives of Advanced Inc. and the Purchaser and as the Vendor


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     and the Purchaser shall respectively require.

5.2 As soon as the stock-take at the Retail Premises has been completed the representatives of the Vendor and of the Purchaser shall prepare a schedule ("Retail Premises Stock Schedule") thereof and submit a copy to the Purchaser initialled by the Vendor's and the Purchaser's representatives indicating their agreement with the Retail Premises Stock Schedule.

5.3 In respect of the Stock held by the Vendor at the concession outlets set out in Schedule 2 ("Concession Outlets Stock") there will be no physical stock-take and the Concession Outlets Stock shall be counted by reference to the following information extracted from the Company's books and records:-

              5.3.1   the number of items held at 31st January 1998;

              5.3.2 the number of Concession Outlets Stock delivered to the Company on and from 1st February 1998 to 29th March 1998;

              5.3.3 the number of Concession Outlets Stock sold on and from 1st February 1998 to 29th March 1998.

5.4 The Vendor shall prepare a schedule of the Concession Outlets Stock (the "Concession Outlets Stock Schedule") and shall submit a copy to the Purchaser.

5.5 If there shall be any dispute with regard to the Retail Premises Stock Schedule or the Concession Outlets Stock Schedule (the "Stock Schedules") it shall be resolved as hereinafter provided.

5.6 Within 15 Business Days of receipt of each of the Retail Premises Stock Schedule and the Concession Outlets Stock Schedule the Purchaser shall notify the Vendor in writing of any objection to the same specifying in reasonable detail the


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     particular matter or item in respect of which the objection is raised
     ("Objection Notice").

5.7 Within 5 Business Days of the service of any Objection Notice the representatives of the Vendor and the Purchaser shall meet together at a mutually convenient time and place in a bona fide attempt to resolve the matters referred to in the Objection Notice.

5.8 In the absence of any Objection Notice being served within the period prescribed in Clause 5.6 the Retail Premises Stock Schedule or the Concession Outlets Stock Schedule (as the case may be) shall be deemed agreed and be final and binding on the Vendor and the Purchaser.

5.9 If within 10 Business Days of receipt of an Objection Notice the Vendor and the Purchaser shall fail to agree the Retail Premises Stock Schedule or the Concession Outlets Stock Schedule (as the case may be) (such failure to agree being referred to as "Dispute") the Dispute shall be referred for final decision to an independent chartered accountant (the "Expert").

5.10 The Expert shall be appointed by agreement between the Vendor and the Purchaser within 5 Business Days of any Dispute or, failing agreement on the appointment of the independent chartered accountant, on the application of either party by the President for the time being of the Institute of Chartered Accountants in England and Wales.

5.11 Each party shall provide or procure that others provide the Expert with access to documents and comply with other reasonable requests and shall be entitled to make written representations on one occasion only to the Expert concerning the Dispute.

5.12 Any determination concerning the Dispute which is made by the Expert shall be made without liability on the part of the Expert other than for


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              gross negligence or bad faith and save for any manifest error shall be conclusive and binding on the parties.

5.13 The Expert shall act as an expert and not as an arbitrator when making any such determination.

5.14 The costs and expenses of the Expert shall be borne by the parties in such proportions as the Expert shall direct having regard to the relative merits of each party's position in relation to the Dispute or, in the absence of such direction, equally by the Vendor and the Purchaser.

5.15 In the event of no Dispute, payment for the Retail Premises Stock and the Concession Outlets Stock shall be made in cash by the Purchaser by paying the value of the Stock as set out in the Stock Schedules on the day that falls 90 days from Completion.

5.16 In the event of a Dispute, payment for all the Stock will be made within 5 Business Days of the determination of the Dispute.

5.17 The Purchaser shall pay interest on the value of the Stock agreed or determined from the date of Completion until the date of payment at the rate of 2% above the base rate of National Westminster Bank plc from time to time.

6.            APPORTIONMENTS

6.1 All charges and outgoings relating to and payable in respect of the Business or any of the Assets (excluding the amounts due to Creditors and Book Debts but including, without limitation, rents, rates, water and other periodic outgoings, gas, electricity and telephone charges, licences and royalties and road tax licences and insurance premiums and obligations and liabilities in respect of salaries, wages, accrued holiday pay and other remuneration, national insurance, pension and other


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     statutory contributions, income tax deductible under PAYE for which the
     Vendor is accountable, contributions to retirement benefit schemes and all other payments to or in respect of the Employees) which relate to a period commencing before or on and ending after the Completion Date shall be apportioned on a time basis (save that all charges and outgoings specifically referable to the extent of the use of any property or rights shall be apportioned according to the extent of such use) so that such part of such charges and outgoings as is attributable to the period ending on the Completion Date shall be borne by the Vendor and each part of such charges and outgoings as is attributable to the period commencing on the day immediately after the Completion Date shall be borne by the Purchaser.

     6.2 Such part of all royalties, discounts, rebates and other sums receivable in respect of the Business or any of the Assets which relates to a period commencing before and ending on the Completion Date shall be for the benefit of the Vendor and such part of all royalties, discounts, rebates and other sums receivables in respect of the Business or any of the Assets which relates to a period commencing on the day immediately after the Completion Date shall be for the benefit of the Purchaser.

6.3 The Vendor shall deliver to the Purchaser a schedule of apportionments (the "Apportionments Schedule") within 15 Business Days after Completion and if there shall be no dispute with regard to the same the apportionments shall be paid within 5 Business Days after delivery of the Apportionments Schedule. Any dispute shall be dealt with in accordance with Clauses 5.6 to
     5.14 (inclusive) and Clause 5.16 and references therein to "Retail Premises Stock" and "Concession Outlets Stock" shall be construed as references to the Apportionments Schedule and in Clause 5.6 reference to 15 Business Days shall be construed as reference to 10 Business Days.

7.            EMPLOYEES

7.1  The Assumed Employees will cease to be employed by the Vendor automatically


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     on Completion by virtue of the Transfer of Undertakings (Protection of
     Employment) Regulations 1981 ("the Regulations"). The Purchaser acknowledges that the Vendor has provided the Purchaser with complete and accurate details of all emoluments of the Assumed Employees.

7.2 If the Regulations are found not to apply to any person who is an Assumed Employee, the Purchaser agrees that:-

              7.2.1 it will make to each such person an offer in writing to employ him or her under a new contract of employment to take effect upon the termination referred to below; and

              7.2.2 the offer will be such that the terms and conditions of employment (other than in respect of pension or end of service benefits) will not differ from those applicable immediately prior to Completion, save as to the identity of the employer, upon that offer being made the Vendor shall terminate the employment of the person concerned and the Purchaser shall be responsible for and shall reimburse to the Vendor all the costs and expenses of the Vendor in employing such person after Completion and all the costs arising from such termination.

7.3 Insofar as the Regulations are found to apply to any person employed by the Vendor who is not an Assumed Employee the Vendor agrees that:-

              7.3.1 it will make to each such person an offer in writing to employ him or her under a new contract of employment to take effect upon the termination referred to below; and

              7.3.2 the offer will be such that the terms and conditions of employment will not differ from those applicable immediately prior to


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                      Completion upon that offer being made the Purchaser shall
                      terminate the employment of the person concerned, and the Vendor shall be responsible for and shall reimburse the Purchaser all the costs and expenses of employing such person after Completion and all the cost arising from such termination.

7.4 The Purchaser shall indemnify the Vendor and keep the Vendor indemnified against all claims, costs, liabilities and expenses arising out of the employment by the Purchaser on or after Completion of any of the Assumed Employees and including but without limitation:-

              7.4.1 the employment by the Purchaser on or after Completion of any of the Assumed Employees on terms and conditions different from those enjoyed immediately prior to Completion; and

              7.4.2 any claim by any Assumed Employee in respect of unfair dismissal, redundancy, statutory redundancy, equal pay, sex or race discrimination as a result of any act or omission by the Purchaser after Completion including the act of dismissal.

8.            NON-COMPETITION

8.1 Each of Advanced Inc. and the Vendor undertakes that it will not, either itself or in conjunction with any other person, do any of the following things:-

              8.1.1 within three years after Completion, be engaged or (except as the holder of shares in a listed company which confer not more than five per cent. of the votes which could normally be cast at a general meeting of the company) directly or indirectly interested in carrying on any business which competes with the Business in the United Kingdom;


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              8.l.2   disclose to any person or in any way which may be
                      detrimental to the Business use any information which is confidential Business Information for so long as that information remains confidential Business Information;

              8.1.3 assist any other person to do any of the foregoing things.


8.2 Each undertaking contained in this clause shall be construed as a separate undertaking and if one or more of the undertakings is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade, the remaining undertakings shall continue to bind the Vendor and Advanced Inc.

8.3 If there are provisions of this Agreement by virtue of which particulars of this Agreement are required to be furnished to the Director General of Fair Trading under the RTPA:

              8.3.1 the Purchaser shall ensure that those particulars are furnished as soon as possible and in any event within the time specified by the RTPA; and

              8.3.2 those provisions do not take effect until the day after those particulars have been furnished.

9.            THE BUSINESS PROPERTIES

9.1  In this clause:-

              9.1.1 "the Landlords" means those persons in whom the benefit of the reversions immediately expectant on the Leases are vested.


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              9.1.2   "Landlords' Consents" means the grant of licences under
                      seal or as a deed containing a release of the Vendor's responsibilities as original tenant for the assignment of each of the Leases to the Purchaser or in the case of Swindon a release by the Landlord of the Vendor's obligations to enter into a Lease for the Swindon premises and "Landlord's Consent" means one of them.

9.2 The parties will use all reasonable endeavours to obtain the Landlords' Consents and all necessary licenses or consents from any superior lessor or any mortgagee and the Purchaser will, if necessary, provide suitable and satisfactory references.

9.3 The parties agree with each other to execute and deliver to the Landlord within five Business Days of receipt by them the licence containing the Landlords' Consents.

9.4 The assignment of the relevant Lease shall be completed within five Business Days of the grant of the Landlord's Consent.

9.5 Pending completion of the assignment of each of the Leases to the Purchaser the Purchaser shall occupy the Business Properties as licensee and shall pay a licence fee at the same rate as the rent service charge and insurance rent payable under the relevant Lease (apportioned on a daily basis if necessary) and observe and perform the same obligations as are imposed upon the tenant by the Leases.

10.  EFFECT OF COMPLETION

              Any provision of this Agreement which is capable of being performed after and which has not been performed at or before Completion and all indemnities and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Completion.


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11.  ASSIGNMENT

              No party to this Agreement may assign any benefit under this Agreement without the prior written consent of all other parties to this Agreement.

12.  CAPITAL ALLOWANCES

              The Vendor and the Purchaser shall, within the time specified by
              Section 77(3) Capital Allowances Act 1990, jointly procure that an election under the provisions of Section 77 Capital Allowances Act 1990 shall be made in respect of the sale and purchase of the Business.

13.  ENTIRE AGREEMENT

              This Agreement (in the form signed by each of the parties) constitutes the entire agreement between the parties relating to the transfer of the Business and no party has relied on any representation made by the other party or any other person except for any representation expressly set out in this Agreement. No future variation shall be effective unless made in writing and signed by each of the parties.

14.  FURTHER ASSURANCE

              The Vendor shall from time to time at the cost of the Purchaser, on being required to do so by the Purchaser now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Purchaser as the Purchaser may reasonably consider necessary for the rights, powers and remedies conferred upon the Purchaser in this Agreement.


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15.  NOTICES

15.1 Any notice or other communication given or made under or in connection with the matters contemplated by this agreement shall be made in writing.

15.2 Any such notice or other communication shall be addressed as provided in sub-clause 15.3 and, if so addressed, shall be deemed to have been duly given or made as follows:-

              15.2.1 if sent by first class post, two Business Days after the date of posting;

              15.2.2 if sent by facsimile, when despatched to the correct facsimile number confirmed by an activity report showing 'Transaction OK' or words to similar effect and followed by written confirmation sent by first class post,

              PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside working hours, such notice or other communication shall be deemed to be given or made at the start of working hours on the next business day.

15.3 The relevant addressee, address and facsimile number of each party for the purposes of this agreement, subject to sub-clause 15.4, are:-

              Name of party                 Address           Facsimile No.
              -------------                 -------           -------------
              Vendor

              c/o  Vendors'                 Andrew Bailey
              Representative                Lower Farmhouse                     None
                                            Kingston Blount
                                            Oxfordshire OX9 4RZ

              Purchaser
              Advanced Marketing            Suite 25, Challenge        01908 365945
              (Europe) Limited      House, Sherwood
                                            Drive, Bletchley
                                            Milton Keynes MK3 6DP
              F.A.O.: Tony Pickup


              Advanced Inc.

              Advanced Marketing            5880 Oberlin Drive         001 619 450 3581
              Services Inc.                 Suite 400, San Diego
                                            CA 92121-9653

              F.A.O.: Mike Nicita


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15.4          A party may notify the other parties to this agreement of a change to its name, relevant addressee, address or facsimile number for the purposes of sub-clause 15.3 PROVIDED THAT such notification shall only be effective on:-

              15.4.1 the date specified in the notification as the date on which the change is to take place; or

              15.4.2 if no date is specified or the date specified is less than five clear business days after the date on which notice is given, the date falling five clear business days after notice of any such change has been given.

16.           ANNOUNCEMENTS

16.1 Subject to clause 16.2, no announcement concerning the sale of the Business or any ancillary matter should be made by either party without the prior written approval of the other, such approval not to be unreasonably withheld or delayed.


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16.2          Any of the parties may make an announcement concerning the sale of the Business or any ancillary matter if required by:-

              16.2.1       the law of any relevant jurisdiction;

              16.2.2 any securities exchange or regulatory or government or body to which either party subject or submits, wherever situated, (including, without limitation) the Panel on Takeovers and Mergers, NASDAQ or the SEC, whether or not the requirement has the force of law;

              PROVIDED THAT any such an announcement shall be made only after notice to all of the other parties.

16.3 The restrictions contained in this clause shall continue to apply after Completion without limiting time.

17.           GOVERNING LAW

              This Agreement shall be governed by and construed in accordance with the laws of England and Wales and the parties submit and agree to the non-exclusive jurisdiction of the English courts.

18.           CERTIFICATE OF VALUE

              IT IS HEREBY CERTIFIED that the transaction hereby effected does not form part of a larger transaction or a series of transactions in respect of which the amount or value of the consideration or the aggregate amount or value of the consideration exceeds (pound)250,000.


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                                   SCHEDULE 1

                                   DEFINITIONS

In this Agreement:

"Assets" means the Assets agreed to be sold and purchased pursuant to this Agreement and described in clause 2.1;

"Assumed Employees"        means those employees identified in schedule 3;

"Book Debts"               means all trade and other debts owing to the Vendor
                           on the Completion Date to the extent taken into account in the Completion Accounts;

"Business"                 means the business of the retail of books carried
                           on by the Vendor at Completion;

"Business Contract"        means the Customer Contracts, the Supplier
                           Contracts and the Leasing/Hire Agreements;

"Business Day"             means a day (other than a Saturday or Sunday) on
                           which banks are open for business in London;

"Business                  Information" means all information, know-how and
                           records (whether or not confidential and in whatever form held) including (without limitation) all formulas, designs, specifications, drawings, films, data, manuals and instructions and all customer lists, sales information, business plans and forecasts, and all records of technical or other expertise and all computer software and all accounting and tax records, correspondence, orders and inquiries;


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

"Business Properties"      means those properties set out in Schedule 4;

"Completion"               means completion of the transfer of the Business
                           pursuant to this Agreement;

"Completion Date"          means 12.59 p.m. on the date of this Agreement;

"Creditors"                means all trade and other debts, accrued charges and
                           all other amounts owing by the Vendor in connection with the Business on the Completion Date;

"Customer Contracts"       means all those contracts, engagements or orders
                           entered into on or prior to the Completion Date by and on behalf of the Vendor with customers for the sale of goods by the Vendor in connection with and in the ordinary course of the Business which at the Completion Date remain to be performed in whole or in part by the Vendor;

"Fixtures & Fittings"      means the fixtures (other than the landlords
                           fixtures) and the fittings (other than landlords fittings) furniture, utensils, templates, implements, chattels and equipment at the Retail Premises belonging to the Vendor and used exclusively in connection with the Business;

"Goodwill"                 means the goodwill of the Vendor exclusively in
                           relation to the Business together with the exclusive right for the Purchaser to represent itself as carrying on the Business in succession to the Vendor;


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

"Leases" means the Leases in respect of the Business Properties set out in schedule 6 and "Lease" means any one of them;

"Leasing/Hire              means all those contracts, engagements or orders
Agreements"                entered into on or prior to the Completion Date by
                           or on behalf of the Vendor in relation to the leasing, lease purchase or hire of goods or equipment for use in the Business which on the Completion Date remain to be performed in whole or in part;

"NASDAQ"                   means the North American Securities Dealers
                           Automatic Quotations System;

"Retail Premises"          means those premises occupied by the Company and set
                           out in Schedule 4;

"SEC"                      means the Securities Exchange Commission;

"Stock" means the Retail Premises Stock and the Concessions Outlet Stock (each as defined in Clause 5);

"Supplier                  Contracts" means all those contracts, engagements or
                           orders entered into on prior to the Completion Date by or on behalf of the Vendor for the supply or sale of goods to the Vendor in connection with the Business which at the Completion Date remain to be performed in all or in part;

"Trade Mark"               means the trademark "Bookends and Device" registered
                           under number 2125784 on 6 March 1997; and

"VAT Act"                  means the Value Added Tax Act 1994.



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

                                   SCHEDULE 2
                            CONCESSION OUTLETS STOCK

1.       Lancaster
         Lancaster Leisure Park
         Wyresdale Road
         Lancaster
         LA1 31A

2.       Minehead
         Mart Road
         Minehead
         Somerset
         TA24 5BJ

3.       East Derham
         Norwich Street
         East Derham
         Norfolk
         NR19 1AD

4.       Brighton
         Unit 15A, B, C
         Brighton Marina
         Brighton
         BN2 5WA

5.       Horley
         Old Engineshed
         Consort Way
         Horley
         Surrey
         RH6 7BU

6.       Factory Shop (Headcorn)
         The Foreman Centre
         High Street
         Headcorn
         TN27 9NE

7.       Factory Shop (Keighley)
         Lawholme Lane
         Keighley
         West Yorks
         BD21 3JQ

8.       Factory Shop (Caincross)
         Westward Road
         Caincross
         Stroud
         GL5 4JK

9.       Pershore
         New Road
         Pershore
         Worcs
         WR10 1RY

10.      Factory Shop (Lightwater)
         Lightwater Valley
         North Stanley
         Ripon
         HG4 3HT

11.      Factory Shop (Dalry)
         Drakemyre
         Dalry
         Ayrshire
         KA24 5JD

12.      Bury St Edmund
         Barton Business Centre
         Barton Road
         Bury St Edmunds
         IP32 7BQ

13.      Egremont
         Empire Buildings
         Main Street
         Egremont
         CA22

14.      Factory Shop (Tiptree)
         The Cross Road
         Kelvendon Road
         Tiptree
         Essex
         CO5 7VV

15.      Holbeach
         51 Fleet Street
         Holbeach
         Lincs
         PE12 7AU

16.      Factory Shop (Haverford West)
         Snowdrop Lane
         Haverfordwest
         Pembrokeshire
         SA61 1ET

17.      Market Drayton
         The Burgage
         Off Queens Street
         Market Drayton
         TF9 1EQ

                                   SCHEDULE 3

                                ASSUMED EMPLOYEES

1.       Andrew Bailey
2.       Kelvin Brown
3.       Kirsty Bale
4.       Delyth Bufton
5.       Rita Bull
6.       Joanne Griffiths
7.       Kathryn Tucker
8.       Helena Williams
9.       Sue Williams
10.      Rona Bali
11.      Richard Harris
12.      Chris Homewood
13.      Debi Lang
14.      Shirley Learmouth
15.      Tania Pallister
16.      Anne Turville
17.      Jill Dinning
18.      Brenda Kendrew
19.      Shirley Philips
20.      Gemma Smith
21.      Maureen Smith
22.      Helen Bryan
23.      Diane Crossland
24.      Apryl Johnson
25.      Ann Pendlebury
26.      Robert Bateman
27.      Caroline Brailsford
28.      Simon Holdridge
29.      Derek Millar
30.      Lisa Robertshaw

31.      Marina Toomey
32.      Beryl Bullock
33.      Adrienne Gilbert
34.      Annita Glover
35.      Wanda Gregory
36.      Joanne Ockwell
37.      Julie Page
38.      Stacey Reeves
39.      Heather Winley

                                   SCHEDULE 4

                               BUSINESS PROPERTIES

ADDRESS                        LEASE        PARTIES TO                          LEASE
                               DATE         LEASE                               TERM

Unit 24                        26.09.96     (1) RAM Euro-Centres                10 years from
The Yorkshire                               (Doncaster) Limited        24.06.1996
Outlet Doncaster               (2) the Vendor

Units 24 & 25                  07.08.97     (1) Rockeagle Festival              5 years from
Festival Shopping                           Shopping Limited                    24.06.1997
Victoria Village                            (2) the Vendor
Ebbw Vale Blaenau
Gwent

Unit 34 Factory Shop           04.12.97     (1) FOC Company                     5 years from
Scheme Clarks                               (No 2) Limited                      04.12.1997
Village Street                              (2) the Vendor

Mezzanine at Unit 34           04.12.97     (1) FOC Company                     04.12.1997
Factory Shop Scheme                         (No. 2) Limited                     to 01.06.1998
Clarks Village Street                       (2) the Vendor

Unit 106 Great                 undated      (1) BAA-Arthur/Glen                 10 years from
Western Designer               (Swindon) Limited                                17.02.1997
Outlet Village                              (2) the Vendor
Churchward Swindon

IN WITNESS whereof this Agreement has been duly executed.

SIGNED by Andrew Bailey                     )
for and on behalf of                        )
AURA BOOKS PLC in the                       )        A Bailey
presence of:-                               )


S M Alais




SIGNED by Paul Hughes D'Aeth                )
for and on behalf of                        )
WINDGUARD LIMITED                           )        P A Hughes D'Aeth
presence of:-                               )


S M Alais




SIGNED by             )
for and on behalf of                        )
ADVANCED MARKETING                          )        M Nicita
SERVICES INC. in the                        )
presence of:-                               )





C Tillinghurst